ELLINGTON INCOME OPPORTUNITIES FUND
(the “Fund”)

Supplement dated June 3, 2024
to the Prospectus and Statement of Additional Information dated April 30, 2024

Effective immediately, the Fund’s currently existing Class I Shares (EIOIX) are terminated. All references to, and descriptions of, the Fund’s Class I Shares as set forth in the Fund’s Prospectus and Statement of Additional Information dated April 30, 2024 are deleted in their entirety and should be disregarded.

The Fund may choose to relaunch or designate another share class as “Class I” in the future.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 30, 2024, which provides information that you should know about the Fund before investing.  These documents can be obtained without charge by calling the Fund toll-free at 1-855-862-6092 or by visiting www.ellingtonincomefund.com.

Investors should retain this Supplement for future reference.